Emergent BioSolutions Announces Stock Repurchase Program November 11, 2021 GAITHERSBURG, Md., Nov. 11, 2021 (GLOBE NEWSWIRE) -- Emergent BioSolutions Inc. (NYSE: EBS) today announced that its Board of Directors has authorized management to repurchase up to $250 million of the company's common stock from time to time on the open market or in privately negotiated transactions. This repurchase authorization expires on November 11, 2022. ”As part of a balanced capital management plan, we believe the company's stock can represent an attractive investment opportunity,” said Robert G. Kramer, president and chief executive officer at Emergent BioSolutions. “This announcement demonstrates our confidence in Emergent’s business and the strength of our balance sheet and cash position, providing the flexibility to implement this program while simultaneously pursuing opportunities to invest and grow the business both organically and through potential acquisitions.” The timing and amount of any shares repurchased will be determined by the company's management based on its evaluation of market conditions and other factors, consistent with its insider trading policy. Repurchases may also be made under a pre-established trading plan under Rule 10b5-1 that might result in shares being repurchased when the company might otherwise be precluded from doing so. The repurchase program may be suspended or discontinued at any time. Any repurchased shares will be held in treasury shares and will be available for use in connection with the company's stock plans and for other corporate purposes. The repurchase program will be funded using the company's cash on hand and cash from operations. As of September 30, 2021, the company had cash and cash equivalents of $403.8 million. The company had approximately 53.7 million shares of common stock outstanding as of September 30, 2021. About Emergent BioSolutions Emergent BioSolutions is a global life sciences company whose mission is to protect and enhance life. Through our specialty products and contract development and manufacturing services, we are dedicated to providing solutions that address public health threats. Through social responsibility, we aim to build healthier and safer communities. We aspire to deliver peace of mind to our patients and customers so they can focus on what’s most important in their lives. In working together, we envision protecting or enhancing 1 billion lives by 2030. For more information, visit our website and follow us on LinkedIn, Twitter, and Instagram. Safe Harbor Statement This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including statements regarding our growth strategy, future operations, prospects, plans, objectives, the investment opportunity and any other statements containing the words “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” and similar expressions, are forward-looking statements. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this press release, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances. There are a number of important factors that could cause the company’s actual results to differ materially from those indicated by such forward-looking statements, including when and whether the company will be in an open period to implement repurchases under a 10b5-1 trading plan or otherwise; whether any 10b5-1 trading plan parameters will result in the purchase of up to $250 million in stock; and whether such repurchases will affect the company’s stock price or long-term shareholder value. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Investors should consider this cautionary statement, as well as the risk factors identified in our periodic reports filed with the SEC, when evaluating our forward-looking statements. Investor Contact: Robert G. Burrows Vice President, Investor Relations burrowsr@ebsi.com Media Contact: Matt Hartwig Senior Director, Media Relations hartwigm@ebsi.com

Source: Emergent BioSolutions